Exhibit 10.36

SUPPLEMENT TO FURTHER STRATEGIC COOPERATION

AGREEMENT AND

THE COOPERATION AGREEMENT ATTACHED THERETO

This Agreement, dated October 2013, is made in Beijing by and between:

Party A:  Beijing Yisheng Leju Information Services Co., Ltd. (“Leju”)

Legal representative:  ZHU Xusheng

Address: 806-810, Ideal International Plaza, 58 Beisihuan Xilu, Haidian District, Beijing

Contact:  WU Yuzhao

E-mail:    ***

And

Party B:  Beijing Baidu Netcom Science and Technology Co., Ltd. (“Baidu”)

Legal representative:  LIANG Zhixiang

Address: Shouchuang Kongjian, Building 12, Zhongguancun Software Park, 8 Dongbeiwangxi Street, Haidian District, Beijing

Contact:  YANG Le

E-mail:    ***

(Party A and Party B individually a “Party”, collectively the “Parties”)

WHEREAS:

1.              The Parties have entered into an Internet Channel Cooperation Agreement, Agreement Number 181015BD0120, in April 2010;

2.              The Parties have entered into a Further Strategic Cooperation Framework Agreement, Agreement Number BAIDU11ADK0382, in June 2011 (the “Strategic Cooperation Agreement”); and

3.              The Parties have entered into a Badiu Brands Display Platform, Agreement Number 2113424, in July 2011.

Considering the Parties have entered into the above agreements and formed strategic partnership, the Parties hereby agree as follows regarding modification of their strategic cooperation:

1                 Amendment to Existing Agreements

1.1                               Regarding the Internet Channel Cooperation Agreement, Agreement Number 181015BD0120, its date of expiry will be amended to March 31, 2015 from the original August 4, 2014; the amount and content of the cooperation will remain the same, and the payment of the cooperation fee after August 4, 2013 is amended as follows:

1.1.1             The channel cooperation fee payable by Leju by September 15, 2013 will be RMB20 million (which amount has been paid); and

1.1.2             The channel cooperation fee payable by Leju by June 15, 2014 will be RMB 20 million.

1.2                               Regarding the Baidu Brands Display Platform Agreement, Agreement Number 2113424, its date of expiry will be amended to March 31, 2015 from the original August 4,

2014; the amount and content of the cooperation will remain the same, and the payment of the cooperation fee after August 4, 2013 is amended as follows:

1.2.1             The channel cooperation fee payable by Leju by September 15, 2013 will be RMB20 million (which amount has not been paid);

1.2.2             The channel cooperation fee payable by Leju by December 20, 2013 will be RMB20 million;

1.2.3             The channel cooperation fee payable by Leju by June 15, 2014 will be RMB20 million; and

1.2.4             The channel cooperation fee payable by Leju by December 15, 2014 will be RMB20 million.

2                 Product Improvement and Planning in connection with Strategic Cooperation

2.1                           The Parties agree to continue their strategic cooperation and make joint efforts to further develop Internet marketing market from March 31, 2015.  Leju will pay RMB75 million for the further cooperation from the period between April 1, 2015 and December 31, 2015.

2.2                           Considering that the existing cooperation regarding brands display platform fails to provide good user experience and is not in the best combined commercial benefits of the Parties, the Parties agree to make joint efforts exploring the best practice in promoting resources and products in the real estate industry by Baidu as of the execution of this Agreement and, upon their consensus of the best practice, enter into a new strategic agreement to replace the existing agreement.

3                 Agreement regarding Overdue Payment

3.1                               Regarding the Strategic Cooperation Agreement, Leju has an outstanding payment in the amount of RMB30 million by August 4, 2013, the date of expiry of the second year cooperation; and

3.2                               Regarding the Baidu Brands Display Platform Agreement, The channel cooperation fee in the amount of RMB20 million payable by Leju by September 15, 2013 is outstanding.

The total outstanding amount of RMB50 million provided in this Section 3 will be paid by Leju to Baidu within five business days upon execution of this Supplement.

4                 Any other payment under the relevant agreement will be paid by Leju when it is due and payable.

5                 This Supplement to the Strategic Cooperation Agreement and the Agreement attached thereto will be effective jointly, but not individually, and have the same effect with the Strategic Cooperation Agreement and the Agreement attached thereto.  In the event of any discrepancy between This Supplement and the Strategic Cooperation Agreement and the Agreement attached thereto, this Supplement will prevail.

6                 Any dispute arising from this Supplement will be resolved by the Parties through negotiations.

7                 This Supplement will be effective upon signature and affixture of seal by the Parties. This Supplement is in two counterparts, each of which will be held by one Party and has the same effect.

(Signature page)

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed as of the date and in the place first written above.

Party A:   /s/ Beijing Yisheng Leju Information Services Co., Ltd.

Party B:   /s/ Beijing Baidu Netcom Science and Technology Co., Ltd.